EXHIBIT 32.2



                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

                               UNITED STATES CODE)



Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Patron Systems, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the fiscal quarter ended September 30, 2006 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

         1.       the 10-QSB  Report fully  complies  with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.       the   information   contained  in  the  10-QSB  Report  fairly
                  presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 14, 2006               /S/ MARTIN T. JOHNSON
                                      ------------------------------------
                                      Martin T. Johnson
                                      Chief Financial Officer